Chesapeake
Annual Meeting
April 23, 2008

 Chesapeake Leading Market Positions
•  Pharmaceutical and healthcare packaging in Europe
•  Specialty chemicals packaging in Europe
•  Confectionery packaging in Germany and the U.K.
•  Alcoholic drinks packaging in Europe
•  Irish dairy packaging

AstraZeneca
INTERNATIONAL

gsk GlaxoSmithKline

Johnson & Johnson

Pfizer

Schering-Plough

Cadbury

THE EDRINGTON GROUP

STORCK

DIAGEO

GORDON & MACPHAIL
ELGIN, SCOTLAND

William Grant's
SCOTCH WHISKY

GLENMORANGIE

TUNNOCK'S
Est. 1890

BOWMORE

JOHN DEWAR & SONS LTD
Dewar's
PRODUCT OF SCOTLAND

Dow AgroSciences

3M

PEPSI

syngenta

Coca-Cola

Chesapeake®

  We Protect and Promote the World’s Great Brands
Pharmaceuticals
Specialty Plastics
Branded Products

$ in millions, except EPS
¹ Excludes special items
Financial Summary
       2006  2007
Sales        $ 995.4   $1,059.6
Operating Income¹             44.9  41.0
Income (loss) from
continuing operations¹               7.0                (1.9)
EPS¹                   $ 0.36          $ (0.10)

Three Focus Areas
• Operational
• Strategic
• Structural

Three Focus Areas
1. Operational Issues
 – $25-million cost savings program launched in 2006
 – Reached initial target in 2007 but cost reduction and
              rationalization efforts continue
 – Continued focus on fundamentals
 • Discovered practices to save $400K/year in Belfast

Three Focus Areas
2.  Strategic Direction
 – Pharmaceutical and Healthcare Packaging
 • Ethical and generic prescription medicines
 • Over-the-counter (OTC) medicines
 • Healthcare products
 • Medical devices
 • Toiletries
 – Branded Products Packaging
 • Alcoholic drinks and confectioneries
 – Plastic Packaging
 • Agrochemical and specialty chemicals
 • Beverages - dairy, soft drinks and water

“Global Reach with Local Touch”
Pharmaceutical and Healthcare Packaging
 • Ties to majority of Top 20 global
                  pharmaceutical companies
 • Expect 5 percent annual growth in
                  worldwide pharma packaging
 • Twenty-five dedicated sites in U.S.,
                  Europe and Asia

Pharmaceutical and Healthcare Packaging
 • Intend to leverage position and
                  expand geographically into S.E.
                  Asia, Poland, India, Puerto Rico
                  and South America
 • New five-year supply agreement
                  with GSK or new weight-loss
                  product
 • First and only pharma plant in
                  China to earn S9000
                  certification

First Plant in China with PS9000 Certification

Looking Ahead
• Targeting 8 percent earnings growth and EBITDA
    margins of 15 percent
• Shifting our footprint eastward and increasing
    presence in emerging markets
• Believe we can increase sales dramatically to
    pharmaceutical and healthcare customers

New Developments -- Plastic Packaging Plant in Hungary

HIGHLAND PARK
AGED 18
HIGHLAND PARK
SINGLE MALT SCOTCH WHISKY
AGED 21
HIGHLAND PARK
SINGLE MALT SCOTCH WHISKY
16 YEARS
HIGHLAND PARK
SINGLE MALT SCOTCH WHISKY
12
HIGHLAND PARK
15

Chesapeake®

New Developments - Consolidated Carton, Tubes
and Labels for Alcoholic Drinks in Scotland

New Developments - Anti-Static Container

Three Focus Areas
3.  Financial Structure
 – Debt level and refinancing uncertainty have hurt our
             stock and bond prices
 – Significant progress made on refinancing
 – Focus on pension obligations
 • Frozen or closed most defined benefit plans
 • U.K. pension plan is under-funded

Chesapeake
2007 Annual Report
We Protect and Promote the World's Great Brands

Chesapeake

 We Protect and Promote the World’s Great Brands

Disclaimer
This presentation contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.
The accuracy of such statements is subject to a number of risks, uncertainties and assumptions that may cause Chesapeake's actual results to differ materially from those expressed in the forward-looking statements including, but not limited to: the company’s inability to realize the full extent of the expected savings or benefits from restructuring or cost savings initiatives and to complete such activities in accordance with their planned timetables and within the cost ranges; the effects of competitive products and pricing; changes in production costs, particularly for raw materials such as folding carton and plastics materials, and the ability of the company to pass through increases in raw material costs to its customers; fluctuations in demand; possible recessionary trends in U.S. and global economies;
changes in government policies and regulations; changes in interest rates and credit availability; changes in actuarial assumptions related to the company’s pension and postretirement benefit plans; fluctuations in foreign currency exchange rates; the ability of the company to remain in compliance with its debt covenants and to refinance the company’s senior credit facility; changes in liabilities and cash funding obligations associated with the company’s defined benefit pension plans; and
other risks that are detailed from time to time in reports filed by the company with the Securities and Exchange Commission.
This presentation speaks only as of the date of this presentation and Chesapeake assumes no obligation to update the presentation. Users of the presentation are advised to review public disclosure by Chesapeake subsequent to the date of this presentation.
Non-GAAP Financial Measures
The company presents the following non-GAAP measures of results: operating income; income (loss) from continuing operations; earnings per share from continuing operations; and cash flows from operating activities. Each is adjusted to exclude special items which include goodwill impairment charges, gains (losses) on the extinguishment of debt, gains (losses) on divestitures, restructuring expenses, asset impairments and other exit costs, and cash spending for restructuring activities.
The company’s management believes these non-GAAP measures provide investors, potential investors, securities analysts and others with useful information to evaluate the performance of the business, because they exclude gains and losses that management believes are not indicative of the ongoing operating results of the business. In addition, these non-GAAP measures are used by management to evaluate the operating performance of the company. The presentation of this additional information is not meant to be considered in isolation or as a substitute for operating income, income from continuing operations, earnings per share from continuing operations or cash flows from operating activities as determined in accordance with GAAP.

Disclaimer
       Full Year
       2007  2006
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
($ in millions)
Operating (loss) income                               $ 26.7         $ 0.3
 Add: goodwill impairment charge                                   --            14.3
 Add: restructuring expenses, asset impairments and other exit costs                     15.8              33.4
 Add: (gain) loss on divestitures                                (1.5)             (3.1)
Operating income exclusive of special items                            41.0        44.9
Loss from continuing operations                          $ (13.8)                              $ (32.4)
 Add: goodwill impairment charge after taxes                            --             14.3
 Add: restructuring expenses, asset impairments and
  other exit costs after taxes                               13.4              27.4
 Add: (gain) on divestitures after taxes                           (1.5)             (2.9)
 Add: loss on extinguishment of debt after taxes                                                                                             --            0.6
(Loss) income from continuing operations exclusive
  of special items and extinguishment of debt                         $ (1.9)                               $     7.0
Loss per share from continuing operations                                  $ (0.71)                      $ (1.67)
 Add: goodwill impairment charge after taxes                                      --                     0.74
 Add: restructuring expenses, asset impairments and other
  exit costs after taxes                                   0.69  1.41
 Add: (gain) on divestitures after taxes                                    (0.08)          (0.15)
 Add: loss on extinguishment of debt after taxes                                                                                        --           0.03
(Loss) earnings per share from continuing operations exclusive of
  special items and extinguishment of debt                                                                                $ (0.10)                                 $   0.36

Chesapeake
Annual Meeting
April 23, 2008